SCHEDULE OF ACCRUED EXPENSES AND OTHER LIABILITIES (Details) ¥ in Millions		Jun. 16, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 USD ($)
Payables and Accruals [Abstract]
Loan from third parties	[1]		$ 3,577,117	$ 3,057,563
Tax payable			1,708,295	1,168,921
Accrued expenses	[2]		1,554,574	590,940
Collection of capital fund from third parties (	[3]		1,429,981
Payroll payable			902,764	1,337,620
Professional service fees payable				372,346
Total			$ 9,172,731	$ 6,527,390
Total consideration | ¥		¥ 10.0
Subscription proceeds | ¥		¥ 10.0

[1]	The balance represented the unsecured borrowings with a maturity less than one year and an interest rate of 15% per annum from third parties for daily business operation.
[2]	The balance mainly consisted of deposit payable to event suppliers, reimbursement payable to employees and miscellaneous fees payable to third parties.
[3]	Pursuant to the capital increase agreement dated June 16, 2025, an individual shareholder subscribed for the equity of Hongli Culture with a total consideration of RMB 10.00 million, in exchange for approximately 2.78% equity interest of Hongli Culture. As of December 31, 2025, the full equity subscription proceeds of RMB 10.00 million had been fully received by the Group. However, the equity delivery conditions had not been satisfied as of the reporting date, and accordingly, the relevant equity interest had not been delivered and registered.